Legal Proceedings	12 Months Ended
Jun. 30, 2023
Legal Proceedings [Abstract]
LEGAL PROCEEDINGS

17. LEGAL PROCEEDINGS

From time to time, we may be subject to legal or regulatory proceedings, investigations and claims incidental to the conduct of our business.

Other than disclosed below, we are not a party to, nor are we aware of, any legal or regulatory proceedings, investigations or claims which, in the opinion of our management, are likely to have a material adverse effect on our business, financial condition or results of operations.

On March 17, 2021, the FDA sent a letter to Aspire North America requesting that Aspire North America submit documents relating to its marketing practices for Aspire products. Specifically, the FDA requested documents related to youth exposure to Aspire North America’s social media marketing of Aspire as well as Aspire North America’s use of influencers in social media marketing. This request applied to all of Aspire electronic nicotine delivery system (ENDS) products and their components or parts. The FDA requested these documents based on the epidemic of youth ENDS use and based on Aspire North America’s marketing of Aspire products on social media platforms (e.g., Facebook, YouTube, and Instagram). The FDA requested that Aspire North America respond within 60 days but granted a 30-day extension. On June 15, 2021, Aspire North America provided the required information to the FDA. To date, the FDA has not substantively responded or taken any further action in the matter. However, we cannot assure you that the FDA will consider the response adequate and will not initiate regulatory or enforcement action based on an alleged failure to comply with the request or that the FDA will not initiate regulatory or enforcement action on other grounds based on the contents of the documents produced in the response. Either result could materially and adversely affect our business, financial condition, and results of operations.